Exhibit 99.1

THE DIGITAL ASSET COMPANY Canaccord Investor Presentation March 2022 NASDAQ: MIGI

2 LEGAL DISCLAIMER Information contained herein is derived from various internal and external sources which are deemed reliable, but no representations or warranties are made by Company, or any of its affiliates, employees or representatives as to the accuracy or completeness of such information. The Company has not independently verified any of the information set forth in this Presentation. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Presentation. The information contained in this Presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of Company and the information contained herein. Except as otherwise expressly indicated, this Presentation speaks as of the date hereof. The Company, does not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The delivery of this Presentation does not imply that there has been no change in Company’s affairs after the date hereof. This Presentation is not a prospectus, disclosure document or offering document, and does not constitute an offer or invitation to apply for securities under any. In particular, this Presentation shall not form the basis of or be relied on in connection with any contract or commitment whatsoever. FORWARD LOOKING STATEMENTS/USE OF PROJECTIONS Statements made in this presentation include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements can be identified by the use of words as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” target,” or comparable terminology. All financial forecasts are forward - looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company's Form S - 1/A Registration Statement filed with the SEC on July 27, 2021, as may be supplemented or amended by future filings of the Company. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events, new information or otherwise. More specifically, it is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during 2022, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The parameters used were hash rates of 1.30 EH, 3.35 EH and 5 EH, Bitcoin price assumption of $60,000 and blended power costs of $0.04/kWh. NO OFFER OR SOLICITATION This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, sale or solicitation of any securities shall be made in any jurisdiction in which such offer, sale or solicitation would be prohibited. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. INVESTOR NOTICES Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in our most recent SEC filings, including our Form S - 1/A Registration Statement filed with the SEC on July 27, 2021. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID - 19, there can be no assurances as to when we may see any long - term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant. NON - GAAP FINANCIAL MEASURES T he Company utilizes a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The Company considers the use of non - GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. While the Company uses non - GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, the Company does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, the Company believes that disclosing non - GAAP financial measures to the readers of its financial information provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. Investors are cautioned that there are inherent limitations associated with the use non - GAAP financial measures as an analytical tool. In particular, non - GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in the Company’s industry, may calculate non - GAAP financial measures differently than the Company does, limiting their usefulness as a comparative tool.

Mawson at a glance

Focused on bitcoin mining and high performance computing (HPC), Mawson's integrated model is based on a long term strategy to assist in the global transition to a digital and decarbonised society.

Online hash rate

1.30EH

As at end of February 2022
~6 BTC produced per day[1]

Target hash rate

3.35EH

Expected online Q2 2022
~15 BTC produced per day[1]

Target hash rate

5.00EH

Expected online early Q1 2023
~23 BTC produced per day[1]

350MW[2]

Total contracted energy infrastructure capacity across all Bitcoin mining facilities

3 SITES

2 USA + 1 AUS

Net Zero[3]

Carbon Bitcoin mining & hosting

1. Bitcoin produced per day is based on network difficulty as at 14th March 2022. Assumes all equipment deployed and online, plus the construction of all contracted sites. Please see Coinwarz Bitcoin Mining Calculator at https://www.coinwarz.com/mining/bitcoin/calculator. The above information is for general information purposes only, should not be considered forward looking statements and Mawson takes no responsibility for the accuracy of third party information, including websites. Online calculator excludes overheads and fees (except pool fees). The above information should be read in conjunction with the disclaimer on page 2
2. Contracted energy capacity delivery is not guaranteed and is subject to decreases in various circumstances such as times of high energy use.
3. 2020 carbon offset with carbon credits, 2021 carbon footprint assessment underway.

Mawson

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Aerial view of Sandersville, Georgia facility 4

Aerial view of Sandersville, Georgia facility 5

Deployment Timeline (EH) to 3.35 EH by Q2 2022, to 5.00 EH by early Q1 2023 Aggressively Increasing Hash Rate From 0.20 EH in Q1 2021 +17x +25x y Infrastructure First approach Focus on large scale power infrastructure and long term securit - 1.00 2.00 3.00 4.00 5.00 6.00 Hash Rate Growth (EH) MIGI Actual Hash Rate (EH) MIGI Target Hash Rate (EH) 6

Secured Capacity – Infrastructure First ASIC Units Latest generation bitcoin mining hardware >40,000 units purchased 3.35 EH Q2 2022 MDC Units 2.5 MW / MDC 200+ units ordered 440 MW total capacity Transformers 2500 Kva 100+ units ordered 220 MW total capacity 7

Investor Relations Brett Mass Hayden IR mawson@haydenir.com Head Office Level 5, 97 Pacific Highway North Sydney, NSW Australia info@mawsoninc.com